EXHIBIT 10.32

                                [EVCI Letterhead]

Richard Goldenberg
c/o EVCI Career Colleges Holding Corp.
1 Van Der Donck Street, 2nd Floor
Yonkers, NY 10701

                                          March 31, 2005

Dear Mr. Goldenberg:

      This letter, when countersigned by you, amends your Employment Agreement entered into as of January 1, 2003 with EVCI Career Colleges Holding Corp. (the "Employment Agreement"). All defined terms in the Employment Agreement shall have the same meanings herein. All references herein to a "section" means the section of the Employment Agreement unless the context requires otherwise.

      1. In lieu of the only sentence of Section 2, the following is hereby inserted:

      For his services pursuant to this Agreement, EVCI will pay Executive a salary at the annual rate of $210,000 ("Salary").

      2. Except as specifically amended above the Employment Agreement shall remain in full force and effect.

                                          Very truly yours,

                                          EVCI CAREER COLLEGES HOLDING CORP.


                                          By:  /s/Dr. John J. McGrath
                                               ----------------------
                                               Dr. John J. McGrath
                                               CEO and President


Agreed:

/s/ Richard Goldenberg
----------------------
Richard Goldenberg